Financial Assets at Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2019
Financial Assets At Fair Value Through Other Comprehensive Income [Abstract]
Financial Assets At Fair Value Through Other Comprehensive Income
8.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31
	2018	2019
Non-current
Investments in equity instruments at FVTOCI
Foreign unlisted ordinary shares	$187,244	$132,160

In July 2018, the Company acquired ordinary shares of DotBio Pte. Ltd., as detailed in Note 17 (under the heading of Nanyang Technological University), which were not held for trading. The management believes that to recognize short-term fluctuations in the investments’ fair value in profit or loss would not be consistent with the Company’s purpose of holding the investments. As a result, the Company elected to designate the investments in equity instruments as at FVTOCI.